UBS Select Money Market Fund

                               51 West 52nd Street
                          New York, New York 10019-6114

                            -------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

     UBS Select Money Market Fund is a professionally managed money market fund. The fund is a diversified series of UBS Money Series ("Trust"), an open-end investment company.

     The fund's investment advisor, administrator and principal underwriter is UBS Global Asset Management (US) Inc. ("UBS Global AM"), an indirect wholly owned asset management subsidiary of UBS AG.

     Portions of the fund's Annual Report to Shareholders are incorporated by reference into this Statement of Additional Information ("SAI"). The Annual Report accompanies this SAI. You may obtain an additional copy of the Annual Report without charge by calling toll-free 1-888-547 FUND.

     This SAI is not a prospectus and should be read only in conjunction with the fund's current Prospectus, dated August 30, 2002. A copy of the fund's Prospectus may be obtained by calling your investment professional or by calling toll-free 1-888-547 FUND. Customers of banks and other financial intermediaries that purchase the Financial Intermediary shares may obtain the Prospectus from their financial intermediaries. The Prospectus also contains more complete information about the fund. You should read it carefully before investing.

     This SAI is dated August 30, 2002.

                                TABLE OF CONTENTS

                                                                                         Page
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
   The Fund and Its Investment Policies .............................................     2
   The Fund's Investments, Related Risks and Limitations ............................     2
   Organization of the Trust; Trustees and Officers; Principal Holders and Management
     Ownership of Securities ........................................................     9
   Investment Advisory, Administration and Principal Underwriting Arrangements ......    20
   Portfolio Transactions ...........................................................    23
   Additional Information Regarding Redemptions; Financial Institutions .............    24
   Valuation of Shares ..............................................................    24
   Performance Information ..........................................................    25
   Taxes ............................................................................    26
   Other Information ................................................................    26
   Financial Statements .............................................................    27

                      THE FUND AND ITS INVESTMENT POLICIES

     The fund's investment objective may not be changed without shareholder approval. Except where noted, the investment policies of the fund may be changed by its board without shareholder approval. As with other mutual funds, there is no assurance that the fund will achieve its investment objective.

     The fund's investment objective is to earn maximum current income consistent with liquidity and the preservation of capital. The fund invests in high quality money market instruments that have, or are deemed to have, remaining maturities of 13 months or less. Money market instruments include short-term debt-obligations and similar securities. They also include longer term securities that have variable interest rates or other special features that give them the financial characteristics of short-term debt. These instruments include (1) U.S. and foreign government securities, (2) obligations of U.S. and foreign banks, (3) commercial paper and other short-term obligations of U.S. and foreign corporations, partnerships, trusts and similar entities, (4) funding agreements and other insurance company obligations, (5) repurchase agreements and (6) investment company securities. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

     The fund may invest in obligations (including certificates of deposit, bankers' acceptances, time deposits and similar obligations) of U.S. and foreign banks only if the institution has total assets at the time of purchase in excess of $1.5 billion. The fund's investments in non-negotiable time deposits of these institutions will be considered illiquid if they have maturities greater than seven calendar days.

     The fund may purchase only those obligations that UBS Global AM determines, pursuant to procedures adopted by the board, present minimal credit risks and are "First Tier Securities" as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended ("Investment Company Act"). First Tier Securities include U.S. government securities and securities of other registered investment companies that are money market funds. Other First Tier Securities are either
(1) rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations ("rating agencies"), (2) rated in the highest short-term rating category by a single rating agency if only that rating agency has assigned the obligation a short-term rating, (3) issued by an issuer that has received such a short-term rating with respect to a security that is comparable in priority and security, (4) subject to a guarantee rated in the highest short-term rating category or issued by a guarantor that has received the highest short-term rating for a comparable debt obligation or (5) unrated, but determined by UBS Global AM to be of comparable quality.

     The fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than U.S. government securities), except that the fund may invest up to 25% of its total assets in First Tier Securities of a single issuer for a period of up to three business days. The fund may purchase only U.S. dollar denominated obligations of foreign issuers.

     The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33-1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 33-1/3% of its total assets. The costs associated with borrowing may reduce the fund's net income. The fund may invest in the securities of other investment companies.

              THE FUND'S INVESTMENTS, RELATED RISKS AND LIMITATIONS

     The following supplements the information contained in the Prospectus and above concerning the fund's investments, related risks and limitations. Except as otherwise indicated in the Prospectus or the SAI, the fund has established no policy limitations on its ability to use the investments or techniques discussed in these documents. New forms of money market instruments continue to be developed. The fund may invest in these instruments to the extent consistent with its investment objective.

     Yields and Credit Ratings of Money Market Instruments. The yields on the money market instruments in which the fund invests are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings assigned by rating agencies represent their opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

     Subsequent to its purchase by the fund, an issue may cease to be rated or its rating may be reduced. If a security in the fund's portfolio ceases to be a First Tier Security (as defined above) or UBS Global AM becomes aware that a security has received a rating below the second highest rating by any rating agency, UBS Global AM and, in certain cases, the fund's board, will consider whether the fund should continue to hold the obligation. A First Tier Security rated in the highest short-term category by a single rating agency at the time of purchase that subsequently receives a rating below the highest rating category from a different rating agency may continue to be considered a First Tier Security.

     U.S. Government Securities. U.S. government securities include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. These U.S. government securities may include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

     U.S. government securities also include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury.

     Commercial Paper and Other Short-Term Obligations. Commercial paper includes short-term obligations issued by corporations, partnerships, trusts or other entities to finance short-term credit needs. The fund also may purchase other types of non-convertible debt obligations subject to maturity constraints imposed by the Securities and Exchange Commission ("SEC"). Descriptions of certain types of short-term obligations are provided below.

     Asset-Backed Securities. The fund may invest in securities that are comprised of financial assets that have been securitized through the use of trusts or special purpose corporations or other entities. Such assets may include motor vehicle and other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements or other types of financial assets. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. See "The Fund's Investments, Related Risks and Limitations--Credit and Liquidity Enhancements."

     Variable and Floating Rate Securities and Demand Instruments. The fund may purchase variable and floating rate securities with remaining maturities in excess of 13 months issued by U.S. government agencies or instrumentalities or guaranteed by the U.S. government. In addition, the fund may purchase variable and floating rate securities of other issuers. The yields on these securities are adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. Certain of these obligations carry a demand feature that gives the fund the right to tender them back to a specified party, usually the issuer or a remarketing agent, prior to maturity. The fund's investment in variable and floating rate securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. The fund will purchase variable and floating rate securities of non-U.S. government issuers that have remaining maturities of more than 13 months only if the securities are subject to a demand feature exercisable within 13 months or less. See "The Fund's Investments, Related Risks and Limitations--Credit and Liquidity Enhancements."

     Generally, the fund may exercise demand features (1) upon a default under the terms of the underlying security, (2) to maintain its portfolio in accordance with its investment objective and policies or applicable legal or regulatory requirements or (3) as needed to provide liquidity to the fund in order to meet redemption requests. The ability of a bank or other financial institution to fulfill its obligations under a letter of credit, guarantee or other liquidity arrangement might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day U.S. Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate securities to fluctuate less than the market value of fixed rate securities.

     Auction Rate and Remarketed Preferred Stock. The fund may purchase certain types of auction rate preferred stock ("ARPS") and/or remarketed preferred stock ("RPS") subject to a demand feature. These purchases may include ARPS and RPS issued by closed-end investment companies. ARPS or RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. ARPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both ARPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, then the holder of certain types of ARPS and RPS may exercise a demand feature and has the right to sell the ARPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors.

     The fund's investments in ARPS and RPS issued by closed-end funds also are subject to limitations that generally prohibit a fund from investing more than 10% of its assets in securities of other investment companies. See "The Fund's Investments, Related Risks and Limitations--Investments in Other Investment Companies."

     Variable Amount Master Demand Notes. The fund may invest in variable amount master demand notes, which are unsecured redeemable obligations that permit investment of varying amounts at fluctuating interest rates under a direct agreement between the fund and an issuer. The principal amount of these notes may be increased from time to time by the parties (subject to specified maximums) or decreased by the fund or the issuer. These notes are payable on demand (subject to any applicable advance notice provisions) and may or may not be rated.

     Funding Agreements and Guaranteed Investment Contracts. The fund may invest in funding agreements and guaranteed investment contracts issued by insurance companies which are obligations of the insurance company or its separate account. Funding agreements permit the investment of varying amounts under a direct agreement between the fund and an insurance company and may provide that the principal amount may be increased from time to time (subject to specified maximums) by agreement of the parties or decreased by either party. The fund expects to invest primarily in funding agreements and guaranteed investment contracts with floating or variable rates. Some funding agreements and guaranteed investment contracts are subject to demand features that permit the fund to tender its interest back to the issuer. To the extent the fund invests in funding agreements and guaranteed investment contracts that either do not have demand features or have demand features that may be exercised more than seven days after the date of acquisition, these investments will be subject to the fund's limitation on investments in illiquid securities. See "The Fund's Investments, Related Risks and Limitations--Credit and Liquidity Enhancements" and "--Illiquid Securities."

     Investing in Foreign Securities. The fund's investments in U.S. dollar denominated securities of foreign issuers may involve risks that are different from investments in U.S. issuers. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the fund's investments. Additionally, there may be less publicly available information about foreign issuers because they may not be subject to the same regulatory requirements as domestic issuers. The fund's investments in securities issued by U.S. finance subsidiaries of foreign banks may involve similar risks to the extent that a foreign bank is deemed to support its U.S. finance subsidiary.

     Credit and Liquidity Enhancements. The fund may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the fund to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to the fund and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of the fund to use them when the fund wishes to do so.

     Illiquid Securities. The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days and restricted securities other than those UBS Global AM has determined are liquid pursuant to guidelines established by the board. The fund may not be able to readily liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for the fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

     Restricted securities are not registered under the Securities Act of 1933, as amended ("Securities Act"), and may be sold only in privately negotiated or other exempted transactions or after a registration statement under the Securities Act has become effective. Where registration is required, the fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell.

     Not all restricted securities are illiquid. A large institutional market has developed for many U.S. and foreign securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

     Institutional markets for restricted securities also have developed as a result of Rule 144A under the Securities Act, which establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the fund, however, could affect adversely the marketability of such portfolio securities, and the fund might be unable to dispose of them promptly or at favorable prices.

     The board has delegated the function of making day-to-day determinations of liquidity to UBS Global AM pursuant to guidelines approved by the board. UBS Global AM takes into account a number of factors in reaching liquidity decisions, which may include (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer) and (4) the existence of demand features or similar liquidity enhancements. UBS Global AM monitors the liquidity of restricted securities in the fund's portfolio and reports periodically on such decisions to the board.

     UBS Global AM also monitors the fund's overall holdings of illiquid securities. If the fund's holdings of illiquid securities exceed its limitation on investments in illiquid securities for any reason (such as a particular security becoming illiquid, changes in the relative market values of liquid and illiquid portfolio securities or shareholder redemptions), UBS Global AM will consider what action would be in the best interests of the fund and its shareholders. Such action may include engaging in an orderly disposition of securities to reduce the fund's holdings of illiquid securities. However, the fund is not required to dispose of illiquid securities under these circumstances.

     Repurchase Agreements. Repurchase agreements are transactions in which the fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. Securities or other obligations subject to repurchase agreements may have maturities in excess of 13 months. The fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

     Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral. The fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS Global AM to present minimum credit risks.

     Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by the fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to the fund's limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates.

     Reverse repurchase agreements involve the risk that the buyer of the securities sold by the fund might be unable to deliver them when the fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce the fund's obligation to repurchase the securities, and the fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. See also "The Fund's Investments, Related Risks and Limitations--Segregated Accounts."

     Counterparties. The fund may be exposed to the risk of financial failure or insolvency of another party. To help lessen those risks, UBS Global AM, subject to the supervision of the board, monitors and evaluates the creditworthiness of the parties with which the fund does business.

     When-Issued and Delayed Delivery Securities. The fund may purchase securities on a "when-issued" basis or may purchase or sell securities for delayed delivery, i.e., for issuance or delivery to or by the fund later than the normal settlement date at a stated price and yield. The fund generally would not pay for such securities or start earning interest on them until they are received. However, when the fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by the fund on a when-issued or delayed delivery basis may result in the fund's incurring a loss or missing an opportunity to make an alternative investment.

     A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect a fund's net asset value. The fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile. The fund may sell the right to acquire the security prior to delivery if UBS Global AM deems it advantageous to do so, which may result in a gain or loss to the fund. See also "The Fund's Investments, Related Risks and Limitations--Segregated Accounts."

     Investments in Other Investment Companies. The fund may invest in securities of other money market funds and certain securities of closed-end funds, subject to limitations imposed by the Investment Company Act. Among other things, these limitations generally restrict the fund's aggregate investments in other investment companies to no more than 10% of its total assets. The fund's investments in certain private investment vehicles are not subject to this restriction. The shares of other money market funds are subject to the management fees and other expenses of those funds. At the same time, the fund would continue to pay its own management fees and expenses with respect to all its investments, including shares of other money market funds. The fund may invest in the securities of other money market funds when UBS Global AM believes that (1) the amounts to be invested are too small or are available too late in the day to be effectively invested in other money market instruments, (2) shares of other money market funds otherwise would provide a better return than direct investment in other money market instruments or (3) such investments would enhance the fund's liquidity. See also "The Fund's Investments, Related Risks and Limitations--Auction Rate and Remarketed Preferred Stock.

     Lending of Portfolio Securities. The fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that UBS Global AM deems qualified. Lending securities enables the fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of the fund's portfolio securities must maintain acceptable collateral with the fund's custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by UBS Global AM. The fund may reinvest any cash collateral in money market investments or other short-term liquid investments, including other investment companies. The fund also may reinvest cash collateral in private investment vehicles similar to money market funds, including one managed by UBS Global AM. In determining whether to lend securities to a particular broker-dealer or institutional investor, UBS Global AM will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The fund will retain authority to terminate any of its loans at any time. The fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. The fund will receive amounts equivalent to any interest, dividends or other distributions on the securities loaned. The fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the fund's interest.

     Pursuant to procedures adopted by the board governing the fund's securities lending program, UBS PaineWebber Inc. ("UBS PaineWebber(SM)*"), another wholly owned indirect subsidiary of UBS AG, has been retained to serve as lending agent for the fund. The board also has authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to UBS PaineWebber for these services. The board periodically reviews all portfolio securities loan transactions for which UBS PaineWebber has acted as lending agent. UBS PaineWebber and other affiliated broker-dealers have also been approved as borrowers under the fund's securities lending program.

     Segregated Accounts. When the fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis or reverse repurchase agreements, it will maintain with an approved custodian in a segregated account (or designate on the books of its custodian) cash or liquid securities, marked to market daily, in an amount at least equal to its obligations under the commitment.

Investment Limitations of the Fund

     Fundamental Limitations. The following investment limitations cannot be changed without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the fund or (b) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations. With regard to the borrowings limitation in fundamental limitation
(3), the fund will comply with the applicable restrictions of Section 18 of the Investment Company Act.

     The fund will not:

     (1) purchase securities of any one issuer if, as a result, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

     The following interpretation applies to, but is not a part of, this fundamental restriction: Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

     (2) purchase any security if, as a result of that purchase, 25% or more of the fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities or to certificates of deposit and bankers' acceptances of domestic branches of U.S. banks.

     The following interpretations apply to, but are not a part of, this fundamental restriction: (a) domestic banking (including U.S. finance subsidiaries of foreign banks) and foreign banking will be considered to be different industries; and (b) asset-backed securities will be grouped in industries based upon their underlying assets and not treated as constituting a single, separate industry.

------------
* UBS PaineWebber is a service mark of UBS AG.

     (3) issue senior securities or borrow money, except as permitted under the Investment Company Act and then not in excess of 33-1/3% of the fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

     (4) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

     The following interpretation applies to, but is not a part of, this fundamental restriction: the fund's investments in master notes, funding agreements and similar instruments will not be considered to be the making of a loan.

     (5) engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

     (6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

     (7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

     Non-Fundamental Limitations. The following investment restrictions are non-fundamental and may be changed by the vote of the board without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

     The fund will not:

     (1) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

     (2) engage in short sales of securities or maintain a short position, except that the fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

     (3) purchase securities of other investment companies, except to the extent permitted by the Investment Company Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

     (4) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

     (5) invest more than 10% of its net assets in illiquid securities.

                ORGANIZATION OF THE TRUST; TRUSTEES AND OFFICERS;
            PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES

     The Trust was organized on April 29, 1998 as a business trust under the laws of Delaware and currently has five operating series. The Trust has authority to issue an unlimited number of shares of beneficial interest of each existing or future series, par value $0.001 per share.

     The Trust is governed by a board of trustees, which oversees the fund's operations and which is authorized to establish additional series. The tables below show, for each trustee (sometimes referred to as "board member") and executive officer, his or her name, address and age, the position held with the fund, the length of time served as a trustee or officer of the fund, the trustee's or officer's principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by such trustee.

INTERESTED TRUSTEES

                                                 Term of
                                Position(s)    Office and
                                 Held with      Length of
Name, Address, and Age             Trust      Time Served+
----------------------             -----      ------------
Margo N. Alexander*++; 55         Trustee    Since 1998

E. Garrett Bewkes, Jr.**++;     Trustee and  Since 1998
75                              Chairman of
                               the Board of
                                 Trustees

                                                                            Number of
                                          Principal                       Portfolios in                    Other
                                        Occupation(s)                     Fund Complex                 Directorships
Name, Address, and Age               During Past 5 Years               Overseen by Trustee            Held by Trustee
----------------------               -------------------               -------------------            ---------------
Margo N. Alexander*++; 55     Mrs. Alexander is an executive   Mrs. Alexander is a director or    None
                              vice president of UBS            trustee of 22 investment
                              PaineWebber (since March         companies (consisting of 43
                              1984). She was chief executive   portfolios) for which UBS
                              officer of UBS Global AM from    Global AM, UBS PaineWebber
                              January 1995 to October 2000,    or one of their affiliates serves
                              a director (from January 1995    as investment advisor, sub-
                              to September 2001) and           advisor or manager.
                              chairman (from March 1999 to
                              September 2001).

E. Garrett Bewkes, Jr.**++;   Mr. Bewkes serves as a           Mr. Bewkes is a director or        Mr. Bewkes is also a
75                            consultant to UBS PaineWebber    trustee of 35 investment           director of Interstate
                              (since May 1999). Prior to       companies (consisting of 56        Bakeries Corporation.
                              November 2000, he was a          portfolios) for which UBS
                              director of Paine Webber Group   Global AM, UBS PaineWebber
                              Inc. ("PW Group," formerly the   or one of their affiliates serves
                              holding company of UBS           as investment advisor, sub-
                              PaineWebber and UBS Global       advisor or manager.
                              AM) and prior to 1996, he was
                              a consultant to PW Group. Prior
                              to 1988, he was chairman of the
                              board, president and chief
                              executive officer of American
                              Bakeries Company.

     INDEPENDENT TRUSTEES

                                             Term of
                            Position(s)    Office and
                             Held with      Length of
Name, Address, and Age         Trust      Time Served+
----------------------         -----      ------------
Richard Q. Armstrong; 67      Trustee    Since 1998
R.Q.A. Enterprises
One Old Church Road -
Unit # 6
Greenwich, CT 06830

David J. Beaubien; 67         Trustee    Since 2001
101 Industrial Road
Turners Falls, MA 01376

                                                                           Number of
                                        Principal                        Portfolios in                     Other
                                      Occupation(s)                       Fund Complex                 Directorships
Name, Address, and Age             During Past 5 Years                Overseen by Trustee             Held by Trustee
----------------------             -------------------                -------------------             ---------------
Richard Q. Armstrong; 67   Mr. Armstrong is chairman and      Mr. Armstrong is a director or      Mr. Armstrong is also
R.Q.A. Enterprises         principal of R.Q.A. Enterprises    trustee of 22 investment            a director of AlFresh
One Old Church Road -      (management consulting firm)       companies (consisting of 43         Beverages Canada,
Unit # 6                   (since April 1991 and principal    portfolios) for which UBS           Inc. (a Canadian
Greenwich, CT 06830        occupation since March 1995).      Global AM, UBS PaineWebber          Beverage subsidiary
                           Mr. Armstrong was chairman of      or one of their affiliates serves   of AlFresh Foods
                           the board, chief executive         as investment advisor, sub-         Inc.) (since October
                           officer and co-owner of            advisor or manager.                 2000).
                           Adirondack Beverages
                           (producer and distributor of soft
                           drinks and sparkling/still
                           waters) (October 1993-March
                           1995). He was a partner of The
                           New England Consulting Group
                           (management consulting firm)
                           (December 1992-September
                           1993). He was managing
                           director of LVMH U.S.
                           Corporation (U.S. subsidiary of
                           the French luxury goods
                           conglomerate, Louis Vuitton
                           Moet Hennessey Corporation)
                           (1987-1991) and chairman of its
                           wine and spirits subsidiary,
                           Schieffelin & Somerset
                           Company (1987-1991).

David J. Beaubien; 67      Mr. Beaubien is chairman of        Mr. Beaubien is a director or       Mr. Beaubien is also a
101 Industrial Road        Yankee Environmental Systems,      trustee of 22 investment            director of IEC
Turners Falls, MA 01376    Inc., a manufacturer of            companies (consisting of 43         Electronics, Inc., a
                           meteorological measuring           portfolios) for which UBS           manufacturer of
                           systems. Prior to January 1991,    Global AM, UBS PaineWebber          electronic assemblies.
                           he was senior vice president of    or one of their affiliates serves
                           EG&G, Inc., a company which        as investment advisor, sub-
                           makes and provides a variety of    advisor or manager.
                           scientific and technically
                           oriented products and services.
                           From 1985 to January 1995,
                           Mr. Beaubien served as a
                           director or trustee on the boards
                           of the Kidder, Peabody & Co.
                           Incorporated mutual funds.

                                                 Term of
                                Position(s)    Office and
                                 Held with      Length of
Name, Address, and Age             Trust      Time Served+
----------------------             -----      ------------
Richard R. Burt; 55               Trustee    Since 1998
1275 Pennsylvania Ave., N.W.
Washington, D.C. 20004

Meyer Feldberg; 60                Trustee    Since 1998
Columbia University
101 Uris Hall
New York, New York 10027

George W. Gowen; 72               Trustee    Since 1998
666 Third Avenue
New York, New York 10017

                                                                                Number of
                                            Principal                         Portfolios in                      Other
                                          Occupation(s)                        Fund Complex                  Directorships
Name, Address, and Age                 During Past 5 Years                 Overseen by Trustee              Held by Trustee
----------------------                 -------------------                 -------------------              ---------------

Richard R. Burt; 55            Mr. Burt is chairman of             Mr. Burt is a director or trustee   Mr. Burt is also a
1275 Pennsylvania Ave., N.W.   Diligence LLC (international        of 22 investment companies          director of Hollinger
Washington, D.C. 20004         information and security firm)      (consisting of 43 portfolios) for   International Inc.
                               and IEP Advisors (international     which UBS Global AM, UBS            (publishing), The
                               investments and consulting          PaineWebber or one of their         Central European
                               firm). He was the chief             affiliates serves as investment     Fund, Inc., The
                               negotiator in the Strategic Arms    advisor, sub-advisor or manager.    Germany Fund, Inc.,
                               Reduction Talks with the former                                         IGT, Inc. (provides
                               Soviet Union (1989-1991) and                                            technology to gaming
                               the U.S. Ambassador to the                                              and wagering
                               Federal Republic of Germany                                             industry) (since July
                               (1985-1989). From 1991 -                                                1999) and chairman of
                               1994, he served as a partner of                                         Weirton Steel Corp.
                               McKinsey & Company                                                      (makes and finishes
                               (management consulting firm).                                           steel products) (since
                                                                                                       April 1996). He is
                                                                                                       also a director or
                                                                                                       trustee of funds in the
                                                                                                       Scudder Mutual Funds
                                                                                                       Family (47 portfolios).

Meyer Feldberg; 60             Mr. Feldberg is Dean and            Dean Feldberg is a director or      Dean Feldberg is also
Columbia University            Professor of Management of the      trustee of 35 investment            a director of Primedia
101 Uris Hall                  Graduate School of Business,        companies (consisting of 56         Inc. (publishing),
New York, New York 10027       Columbia University. Prior to       portfolios) for which UBS           Federated Department
                               1989, he was president of the       Global AM, UBS PaineWebber          Stores, Inc. (operator
                               Illinois Institute of Technology.   or one of their affiliates serves   of department stores),
                                                                   as investment advisor, sub-         Revlon, Inc.
                                                                   advisor or manager.                 (cosmetics), Select
                                                                                                       Medical Inc.
                                                                                                       (healthcare services),
                                                                                                       and SAPPI, Ltd.
                                                                                                       (producer of paper).

George W. Gowen; 72            Mr. Gowen is a partner in the       Mr. Gowen is a director or          None
666 Third Avenue               law firm of Dunnington,             trustee of 35 investment
New York, New York 10017       Bartholow & Miller. Prior to        companies (consisting of 56
                               May 1994, he was a partner in       portfolios) for which UBS
                               the law firm of Fryer, Ross &       Global AM, UBS PaineWebber
                               Gowen.                              or one of their affiliates serves
                                                                   as investment advisor, sub-
                                                                   advisor or manager.

                                                  Term of
                                 Position(s)    Office and
                                  Held with      Length of
Name, Address, and Age              Trust      Time Served+
----------------------              -----      ------------
William W. Hewitt, Jr.***; 74      Trustee    Since 2001
c/o UBS Global Asset
Management (US) Inc.
51 West 52nd Street
New York, New York
10019-6114

Morton L. Janklow; 72              Trustee    Since 2001
445 Park Avenue
New York, New York 10022

Frederic V. Malek; 65              Trustee    Since 1998
1455 Pennsylvania
Avenue, N.W.
Suite 350
Washington, D.C. 20004

                                                                                Number of
                                             Principal                        Portfolios in                      Other
                                           Occupation(s)                       Fund Complex                  Directorships
Name, Address, and Age                  During Past 5 Years                Overseen by Trustee              Held by Trustee
----------------------                  -------------------                -------------------              ---------------
William W. Hewitt, Jr.***; 74   Mr. Hewitt is retired. From        Mr. Hewitt is a director or         Mr. Hewitt is also a
c/o UBS Global Asset            1990 to January 1995, Mr.          trustee of 22 investment            director or trustee of
Management (US) Inc.            Hewitt served as a director or     companies (consisting of 43         Guardian Life
51 West 52nd Street             trustee on the boards of the       portfolios) for which UBS           Insurance Company
New York, New York              Kidder, Peabody & Co.              Global AM, UBS PaineWebber          mutual funds
10019-6114                      Incorporated mutual funds.         or one of their affiliates serves   (consisting of 19
                                From 1986-1988, he was an          as investment advisor, sub-         portfolios).
                                executive vice president and       advisor or manager.
                                director of mutual funds,
                                insurance and trust services of
                                Shearson Lehman Brothers Inc.
                                From 1976-1986, he was
                                president of Merrill Lynch
                                Funds Distributor, Inc.

Morton L. Janklow; 72           Mr. Janklow is senior partner of   Mr. Janklow is a director or        None
445 Park Avenue                 Janklow & Nesbit Associates,       trustee of 22 investment
New York, New York 10022        an international literary agency   companies (consisting of 43
                                representing leading authors in    portfolios) for which UBS
                                their relationships with           Global AM, UBS PaineWebber
                                publishers and motion picture,     or one of their affiliates serves
                                television and multi-media         as investment advisor, sub-
                                companies, and of counsel to       advisor or manager.
                                the law firm of Janklow &
                                Ashley.

Frederic V. Malek; 65           Mr. Malek is chairman of           Mr. Malek is a director or          Mr. Malek is also a
1455 Pennsylvania               Thayer Capital Partners            trustee of 22 investment            director of Aegis
Avenue, N.W.                    (merchant bank) and chairman       companies (consisting of 43         Communications, Inc.
Suite 350                       of Thayer Hotel Investors III,     portfolios) for which UBS           (tele-services),
Washington, D.C. 20004          Thayer Hotel Investors II and      Global AM, UBS PaineWebber          American
                                Lodging Opportunities Fund         or one of their affiliates serves   Management Systems,
                                (hotel investment partnerships).   as investment advisor, sub-         Inc. (management
                                From January 1992 to               advisor or manager.                 consulting and
                                November 1992, he was                                                  computer related
                                campaign manager of Bush-                                              services), Automatic
                                Quayle '92. From 1990 to 1992,                                         Data Processing, Inc.
                                he was vice chairman and, from                                         (computing services),
                                1989 to 1990, he was president                                         CB Richard Ellis, Inc.
                                of Northwest Airlines Inc. and                                         (real estate services),
                                NWA Inc. (holding company of                                           FPL Group, Inc.
                                Northwest Airlines Inc.). Prior                                        (electric services),
                                to 1989, he was employed by                                            Manor Care, Inc.
                                the Marriott Corporation                                               (health care), and
                                (hotels, restaurants, airline                                          Northwest Airlines
                                catering and contract feeding),                                        Inc.
                                where he most recently was an
                                executive vice president and
                                president of Marriott Hotels and
                                Resorts.

                                                Term of
                               Position(s)    Office and
                                Held with      Length of
Name, Address, and Age            Trust      Time Served+
----------------------            -----      ------------
Carl W. Schafer; 66              Trustee    Since 1998
66 Witherspoon Street #1100
Princeton, NJ 08542

William D. White; 68             Trustee    Since 2001
P.O. Box 199
Upper Black Eddy, PA
18972

                                                                               Number of
                                           Principal                         Portfolios in                      Other
                                         Occupation(s)                        Fund Complex                  Directorships
Name, Address, and Age                During Past 5 Years                 Overseen by Trustee              Held by Trustee
----------------------                -------------------                 -------------------              ---------------

Carl W. Schafer; 66           Mr. Schafer is president of the     Mr. Schafer is a director or        Mr. Schafer is also a
66 Witherspoon Street #1100   Atlantic Foundation (charitable     trustee of 22 investment            director of Labor
Princeton, NJ 08542           foundation). Prior to January       companies (consisting of 43         Ready, Inc.
                              1993, he was chairman of the        portfolios) for which UBS           (temporary
                              Investment Advisory Committee       Global AM, UBS PaineWebber          employment),
                              of the Howard Hughes Medical        or one of their affiliates serves   Roadway Corp.
                              Institute.                          as investment advisor, sub-         (trucking), Guardian
                                                                  advisor or manager.                 Life Insurance
                                                                                                      Company mutual
                                                                                                      funds (consisting of
                                                                                                      19 portfolios), the
                                                                                                      Harding, Loevner
                                                                                                      Funds (consisting of
                                                                                                      four portfolios), E.I.I.
                                                                                                      Realty Securities Trust
                                                                                                      (investment company)
                                                                                                      and Frontier Oil
                                                                                                      Corporation.

William D. White; 68          Mr. White is retired. From          Mr. White is a director or          None
P.O. Box 199                  February 1989 through March         trustee of 22 investment
Upper Black Eddy, PA          1994, he was president of the       companies (consisting of 43
18972                         National League of Professional     portfolios) for which UBS
                              Baseball Clubs. Prior to 1989, he   Global AM, UBS PaineWebber
                              was a television sportscaster for   or one of their affiliates serves
                              WPIX-TV, New York. Mr. White        as investment advisor, sub-
                              served on the Board of Directors    advisor or manager.
                              of Centel from 1989 to 1993 and
                              until recently on the board of
                              directors of Jefferson Banks
                              Incorporated, Philadelphia, PA.

----------
* This person's business address is 1285 Avenue of the Americas, 33rd Floor, New York, New York 10019-6028.
** This person's business address is 51 West 52nd Street, New York, New York 10019-6114.
***  Address for mailing purposes only.
+    Each trustee holds office for an indefinite term.
++ Mrs. Alexander and Mr. Bewkes are "interested persons" of the funds as defined in the Investment Company Act by virtue of their positions with UBS Global AM and/or UBS PaineWebber.

OFFICERS

                                                            Term of Office  Principal Occupation(s) During Past 5 Years;
                                                             and Length of  Number of Portfolios in Fund Complex for
Name, Address, and Age    Position(s) Held with the Trust    Time Served+   Which Person Serves as Officer
----------------------    -------------------------------    ------------   ------------------------------
Debbie Baggett*; 43                Vice President          Since 1999       Ms. Baggett is a director and portfolio manager of
                                                                            UBS Global AM. Ms. Baggett is a vice president of
                                                                            four investment companies (consisting of nine
                                                                            portfolios) for which UBS Global AM, UBS
                                                                            PaineWebber or one of their affiliates serves as
                                                                            investment advisor, sub-advisor or manager.

Thomas Disbrow*; 36              Vice President and        Since 2000       Mr. Disbrow is a director and a senior manager of
                                Assistant Treasurer                         the mutual fund finance department of UBS Global
                                                                            AM. Prior to November 1999, he was a vice
                                                                            president of Zweig/Glaser Advisers. Mr. Disbrow is
                                                                            a vice president and assistant treasurer of 22
                                                                            investment companies (consisting of 43 portfolios)
                                                                            for which UBS Global AM, UBS PaineWebber or
                                                                            one of their affiliates serves as investment advisor,
                                                                            sub-advisor or manager.

Amy R. Doberman*; 40             Vice President and        Since 2000       Ms. Doberman is a managing director and general
                                     Secretary                              counsel of UBS Global AM. From December 1997
                                                                            through July 2000, she was general counsel of
                                                                            Aeltus Investment Management, Inc. Prior to
                                                                            working at Aeltus, Ms. Doberman was assistant
                                                                            chief counsel of the SEC's Division of Investment
                                                                            Management. Ms. Doberman is vice president and
                                                                            secretary of UBS Supplementary Trust and a vice
                                                                            president and secretary of 24 investment companies
                                                                            (consisting of 82 portfolios) for which UBS Global
                                                                            AM, UBS Global Asset Management (Americas)
                                                                            Inc. ("UBS Global AM (Americas)"), UBS
                                                                            PaineWebber or one of their affiliates serves as
                                                                            investment advisor, sub-advisor or manager.

Kris L. Dorr*; 38                  Vice President          Since 1998       Ms. Dorr is a director and portfolio manager in the
                                                                            short-term strategies group of UBS Global AM. Ms.
                                                                            Dorr is vice president of one investment company
                                                                            (consisting of five portfolios) for which UBS Global
                                                                            AM, UBS PaineWebber or one of their affiliates
                                                                            serves as investment advisor, sub-advisor or
                                                                            manager.

Stephen P. Fisher*; 43             Vice President          Since 2002       Mr. Fisher is a managing director of UBS Global
                                                                            AM. From October 2000 to February 2001, he was
                                                                            president of Morningstar Investment Services. From
                                                                            May 1999 to October 2000, Mr. Fisher was senior
                                                                            vice president of UBS Global AM. From January
                                                                            1997 to May 1999, Mr. Fisher was a senior vice
                                                                            president of Prudential Investments. Mr. Fisher is a
                                                                            vice president of 22 investment companies
                                                                            (consisting of 43 portfolios) for which UBS Global
                                                                            AM, UBS PaineWebber or one of their affiliates
                                                                            serves as investment advisor, sub-advisor or
                                                                            manager.

                                                                 Term of Office
                                                                 and Length of
Name, Address, and Age         Position(s) Held with the Trust    Time Served+
----------------------         -------------------------------    ------------
Elbridge T. Gerry III*; 45              Vice President          Since 1999

David M. Goldenberg*; 36              Vice President and        Since 2002
                                     Assistant Secretary

Kevin J. Mahoney*; 36                 Vice President and        Since 1999
                                     Assistant Treasurer

Michael H. Markowitz **; 37             Vice President          Since 1998

Susan P. Ryan*; 42                      Vice President          Since 1999

                              Principal Occupation(s) During Past 5 Years;
                              Number of Portfolios in Fund Complex for
Name, Address, and Age        Which Person Serves as Officer
----------------------        ------------------------------
Elbridge T. Gerry III*; 45    Mr. Gerry is a managing director and chief
                              investment officer -- fixed income of UBS Global
                              AM. Mr. Gerry is a vice president of six investment
                              companies (consisting of 11 portfolios) for which
                              UBS Global AM, UBS PaineWebber or one of their
                              affiliates serves as investment advisor, sub-advisor
                              or manager.

David M. Goldenberg*; 36      Mr. Goldenberg is an executive director and deputy
                              general counsel of UBS Global AM. From 2000-
                              2002 he was director, legal affairs at Lazard Asset
                              Management. Mr. Goldenberg was global director of
                              compliance for SSB Citi Asset Management Group
                              from 1998-2000. He was associate general counsel
                              at Smith Barney Asset Management from 1996-
                              1998. Prior to working at Smith Barney Asset
                              Management, Mr. Goldenberg was branch chief and
                              senior counsel in the SEC's Division of Investment
                              Management. Mr. Goldenberg is a vice president
                              and assistant secretary of UBS Supplementary Trust
                              and vice president and assistant secretary 24
                              investment companies (consisting of 82 portfolios)
                              for which UBS Global AM, UBS Global AM
                              (Americas), UBS PaineWebber or one of their
                              affiliates serves as investment advisor, sub-advisor
                              or manager.

Kevin J. Mahoney*; 36         Mr. Mahoney is a director and a senior manager of
                              the mutual fund finance department of UBS Global
                              AM. Prior to April 1999, he was the manager of the
                              mutual fund internal control group of Salomon
                              Smith Barney. Mr. Mahoney is a vice president and
                              assistant treasurer of 22 investment companies
                              (consisting of 43 portfolios) for which UBS Global
                              AM, UBS PaineWebber or one of their affiliates
                              serves as investment advisor, sub-advisor or
                              manager.

Michael H. Markowitz **; 37   Mr. Markowitz is an executive director, portfolio
                              manager and head of U.S. short duration fixed
                              income of UBS Global AM. He is also an executive
                              director and portfolio manager of UBS Global AM
                              (Americas), an affiliate of UBS Global AM. Mr.
                              Markowitz is a vice president of six investment
                              companies (consisting of 26 portfolios) for which
                              UBS Global AM, UBS PaineWebber or one of their
                              affiliates serves as investment advisor, sub-advisor
                              or manager.

Susan P. Ryan*; 42            Ms. Ryan is an executive director and a portfolio
                              manager of UBS Global AM. Ms. Ryan is a vice
                              president of five investment companies (consisting
                              of 13 portfolios) for which UBS Global AM, UBS
                              PaineWebber or one of their affiliates serves as
                              investment advisor, sub-advisor or manager.

                                                            Term of Office Principal Occupation(s) During Past 5 Years;
                                                            and Length of  Number of Portfolios in Fund Complex for
Name, Address, and Age    Position(s) Held with the Trust    Time Served+  Which Person Serves as Officer
----------------------    -------------------------------    ------------  ------------------------------
Robert Sabatino**; 28              Vice President          Since 2001      Mr. Sabatino is a director and a portfolio manager
                                                                           of UBS Global AM in the short duration fixed
                                                                           income group (since October 2001). From 1995 to
                                                                           2001 he was a portfolio manager at Merrill Lynch
                                                                           Investment Managers responsible for the
                                                                           management of several retail and institutional
                                                                           money market funds. Mr. Sabatino is a vice
                                                                           president of one investment company (consisting of
                                                                           five portfolios) for which UBS Global AM, UBS
                                                                           PaineWebber or one of their affiliates serves as
                                                                           investment advisor, sub-advisor or manager.

Paul H. Schubert*; 39            Vice President and        Since 1998      Mr. Schubert is an executive director and head of
                                     Treasurer                             the mutual fund finance department of UBS Global
                                                                           AM. Mr. Schubert is treasurer and principal
                                                                           accounting officer of UBS Supplementary Trust and
                                                                           of two investment companies (consisting of 39
                                                                           portfolios) and a vice president and treasurer of 22
                                                                           investment companies (consisting of 43 portfolios)
                                                                           for which UBS Global AM, UBS Global AM
                                                                           (Americas), UBS PaineWebber or one of their
                                                                           affiliates serves as investment advisor, sub-advisor
                                                                           or manager.

Brian M. Storms*; 47                 President             Since 2000      Mr. Storms is chief executive officer (since July
                                                                           2002), director and president of UBS Global AM
                                                                           (since March 1999). He is also chief executive
                                                                           officer (since July 2002), a member of the board of
                                                                           directors and president of UBS Global AM
                                                                           (Americas) and UBS Global Asset Management
                                                                           (New York) Inc. (since October 2001). Mr. Storms
                                                                           was chief executive officer of UBS Global AM
                                                                           from October 2000 to September 2001 and chief
                                                                           operating officer (2001-2002). He was chief
                                                                           operating officer of UBS Global AM (Americas)
                                                                           and UBS Global AM (New York) from September
                                                                           2001 to July 2002. He was a director or trustee of
                                                                           several investment companies in the UBS Family of
                                                                           Funds (1999-2001). He was president of Prudential
                                                                           Investments (1996-1999). Prior to joining Prudential
                                                                           Investments he was a managing director at Fidelity
                                                                           Investments. Mr. Storms is president and trustee of
                                                                           UBS Supplementary Trust and of two investment
                                                                           companies (consisting of 39 portfolios) and
                                                                           president of 22 investment companies (consisting of
                                                                           43 portfolios) for which UBS Global AM, UBS
                                                                           Global AM (Americas), UBS PaineWebber or one
                                                                           of their affiliates serves as investment advisor,
                                                                           sub-advisor or manager.

                                                            Term of Office Principal Occupation(s) During Past 5 Years;
                                                            and Length of  Number of Portfolios in Fund Complex for
Name, Address, and Age    Position(s) Held with the Trust    Time Served+  Which Person Serves as Officer
----------------------    -------------------------------    ------------  ------------------------------
Keith A. Weller*; 41             Vice President and        Since 1998      Mr. Weller is a director and senior associate general
                                Assistant Secretary                        counsel of UBS Global AM. Mr. Weller is a vice
                                                                           president and assistant secretary of 22 investment
                                                                           companies (consisting of 43 portfolios) for which
                                                                           UBS Global AM, UBS PaineWebber or one of their
                                                                           affiliates serves as investment advisor, sub-advisor
                                                                           or manager.

----------
* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.
** This person's business address is One North Wacker Drive, Chicago, Illinois 60606.
+ Officers are appointed by the trustees and serve at the pleasure of the board.

               INFORMATION ABOUT TRUSTEE OWNERSHIP OF FUND SHARES

                                                                     Aggregate Dollar Range of Equity Securities in All
                                                                        Registered Investment Companies Overseen by
                                                                            Trustee For Which UBS Global AM, UBS
                                          Dollar Range of Equity      PaineWebber or an Affiliate Serves as Investment
               Trustee                   Securities in the Fund+              Advisor, Sub-Advisor or Manager+
               -------                   -----------------------              --------------------------------
     Interested Trustees
     Margo N. Alexander .............              None                                Over $100,000
     E. Garrett Bewkes, Jr. .........              None                                Over $100,000

     Independent Trustees
     Richard Q. Armstrong ...........              None                                Over $100,000
     David J. Beaubien ..............              None                                Over $100,000
     Richard R. Burt ................              None                              $ 10,001-$50,000
     Meyer Feldberg .................              None                                Over $100,000
     George W. Gowen ................              None                                Over $100,000
     William W. Hewitt, Jr. .........              None                                Over $100,000
     Morton L. Janklow ..............              None                                    None
     Frederic V. Malek ..............              None                              $50,001-$100,000
     Carl W. Schafer ................              None                              $50,001-$100,000
     William D. White ...............              None                              $      1-$10,000

----------
+    Information regarding ownership is as of December 31, 2001.

                                   COMMITTEES

     The Trust has an Audit and Contract Review Committee and a Nominating Committee. The members of the Audit and Contract Review Committee are the Independent Trustees (as defined herein). Richard Q. Armstrong is chairperson and William Hewitt, Jr. is vice chairperson of the Audit and Contract Review Committee. The following Independent Trustees are members of the Nominating
Committee: George W. Gowen (chairperson), Morton L. Janklow, Carl W. Schafer and William D. White.

     The Audit and Contract Review Committee is responsible for, among other things: recommending the selection, retention or termination of the auditors; evaluating the independence of the auditors, including with respect to the provision of any consulting services; reviewing with the independent auditors the scope and results of the annual audit; reviewing the fees charged by the auditors for professional services, including the types of non-audit services performed, if any, and whether the non-audit services performed and related fees were consistent with the auditors' independence; reporting to the full board on a regular basis; discussing with the independent auditors any disclosed relationships or services that may impact the objectivity and independence of the independent auditors; and making recommendations as it deems necessary or appropriate. The Audit and Contract Review Committee also reviews the performance by certain service providers of their contracts and arrangements with the fund and recommends to the board concerning the initial approval and/or continuation of each of the proposed contracts and arrangements and the reasonableness and appropriateness of the proposed fees. During the fund's fiscal year ended April 30, 2002, the Audit and Contract Review Committee held one meeting.

     The Nominating Committee is responsible for, among other things: selecting, evaluating and recommending to the board candidates to be nominated as additional Independent Trustees of the Trust; and reviewing the composition of the board and the compensation arrangements for each of the trustees. The Nominating Committee will consider nominees recommended by shareholders if a vacancy occurs. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating Committee, Mr. George W. Gowen, care of the Secretary of the Trust at 51 West 52nd Street, New York, New York 10019-6114 and indicate on the envelope "Nominating Committee." The shareholder's letter should state the nominee's name and should include the nominee's resume or curriculum vitae. During the fund's fiscal year ended April 30, 2002, the Nominating Committee did not meet.

           INFORMATION ABOUT TRUSTEE OWNERSHIP OF SECURITIES ISSUED BY
             UBS GLOBAL AM OR ANY COMPANY CONTROLLING, CONTROLLED BY
                   OR UNDER COMMON CONTROL WITH UBS GLOBAL AM

     As of December 31, 2001, the Independent Trustees did not own any securities issued by UBS Global AM or any company controlling, controlled by or under common control with UBS Global AM.

                                  COMPENSATION

     Each board member who is not an "interested person" receives, in the aggregate from UBS and UBS PACE(SM) Select mutual funds, an annual retainer of $50,000, and a $10,000 fee for each regular board meeting (and each in-person special board meeting) actually attended. Each such board member is also entitled to a $2,000 fee for each special telephone meeting attended. The chairperson and vice chairperson of the Audit and Contract Review Committee receives annually $12,500 and $7,500, respectively. The chairperson of the Nominating Committee receives annually $5,000. The foregoing fees will be allocated among all such funds (or each relevant fund in the case of a special meeting) pro rata based on the fund's relative net assets at the end of the calendar quarter preceding the date of payment. No officer, director or employee of UBS Global AM or one of its affiliates presently receives any compensation from the fund for acting as a board member or officer. All board members are reimbursed for expenses incurred in attending meetings.

     The table below includes certain information relating to the compensation of the current board members and the compensation of those board members from all funds for which UBS Global AM or UBS PaineWebber served as an investment advisor, sub-advisor or manager during the periods indicated.

                               COMPENSATION TABLE+

                                              Aggregate Compensation         Total Compensation from
Name of Person, Position                          from the Trust*        the Trust and the Fund Complex**
------------------------                          ---------------        --------------------------------
   Richard Q. Armstrong, Trustee .........            $11,254                        $ 94,395
   David J. Beaubien, Trustee*** .........              7,171                          71,238
   Richard R. Burt, Trustee ..............             11,254                          86,295
   Meyer Feldberg, Trustee ...............             12,147                         181,252
   George W. Gowen, Trustee ..............             12,588                         178,103
   William W. Hewitt, Trustee*** .........              7,706                          85,616
   Morton L. Janklow, Trustee*** .........              7,171                          64,988
   Frederic V. Malek, Trustee ............             11,254                          94,395
   Carl W. Schafer, Trustee ..............             11,254                          94,125
   William D. White, Trustee*** ..........              7,171                          71,238

------------
+ Only independent board members are compensated by the funds for which UBS Global AM or UBS PaineWebber serve as investment advisor, sub-advisor or manager; board members who are "interested persons," as defined by the Investment Company Act, do not receive compensation from these funds.
* Represents total fees paid by the Trust to each board member indicated for the fiscal year ended April 30, 2002.
** Represents fees paid during the calendar year ended December 31, 2001 to each board member by: (a) 29 investment companies in the case of Messrs. Armstrong, Burt, Malek and Schafer; (b) 22 investment companies in the case of Messrs. Beaubien, Hewitt, Janklow and White; and (c) 41 investment companies in the case of Messrs. Feldberg and Gowen for which UBS Global AM, UBS PaineWebber or one of their affiliates served as investment advisor, sub-advisor or manager. No fund within the UBS fund complex has a bonus, pension, profit sharing or retirement plan.
*** This person did not commence serving on the Trust's board until September 2001.

            PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES

     As of July 31, 2002, trustees and officers owned in the aggregate less than 1% of the outstanding shares of any class of the fund.

     As of July 31, 2002, the following shareholder was shown in the fund's records as owning of record 5% or more of a class of its shares:

                                             Percentage of Shares
                                                 Owned as of
Name and Address*                              July 31, 2002**
-----------------                              ---------------
         Class A
         -------
         State of Iowa--State Treasurer     7.77%
                                            Institutional shares

------------
* The shareholder listed above may be contacted c/o UBS Global Asset Management (US) Inc. Attn: Compliance Department, 51 West 52nd Street, New York, New York 10019-6114.
** The Trust does not know of any person who owns beneficially 5% or more of any class of a fund's shares.

                     INVESTMENT ADVISORY, ADMINISTRATION AND
                       PRINCIPAL UNDERWRITING ARRANGEMENTS

     Investment Advisory and Administration Arrangements. UBS Global AM acts as investment advisor and administrator of the fund pursuant to a contract with the Trust ("Advisory and Administration Contract"). Under the Advisory and Administration Contract, the Trust pays UBS Global AM an annual fee, computed daily and paid monthly, at an annual rate of 0.18% of the fund's average daily net assets.

     During the fiscal years ended April 30, 2002, 2001 and 2000, the fund paid (or accrued) to UBS Global AM investment advisory and administration fees of $8,867,739, $3,578,906 and $2,528,347, respectively, after giving effect to $1,334,360, $717,881 and $687,813, respectively, in fee waivers.

     Under the terms of the Advisory and Administration Contract, UBS Global AM bears all expenses incurred in the fund's operation other than the fee payable under the Advisory and Administration Contract, the fees payable pursuant to the shareholder service plan adopted by the Trust with respect to the fund's Financial Intermediary shares, fees and expenses (including counsel fees) of the trustees of the Trust who are not "interested persons" of the Trust or UBS Global AM, as that term is defined in the Investment Company Act ("Independent Trustees"), interest, taxes and the cost (including brokerage commissions and other transaction costs, if any) of securities purchased or sold by the fund and any losses incurred in connection therewith and extraordinary expenses (such as costs of litigation to which the Trust or fund is a party and of indemnifying officers and trustees of the Trust).

     Although UBS Global AM is not obligated to pay the fees and expenses of the Independent Trustees, the Advisory and Administration Contract requires that UBS Global AM reduce its management fee by an amount equal to those fees and expenses.

     Expenses borne by UBS Global AM include the following (or the fund's share of the following): (1) organizational expenses (if these expenses are amortized over a period of more than one year, UBS Global AM will bear in any one year only that portion of the organizational expenses that would have been borne by the fund in that year), (2) filing fees and expenses relating to the registration and qualification of the shares of the fund under federal and state securities laws and maintaining such registration and qualifications, (3) fees and salaries payable to the trustees (other than the Independent Trustees) and officers, (4) all expenses incurred in connection with the services of the trustees (other than the Independent Trustees), including travel expenses, (5) costs of any liability, uncollectable items of deposit and other insurance or fidelity bonds, (6) ordinary legal, accounting and auditing expenses, excluding legal fees of special counsel for the Independent Trustees and, as noted above, excluding extraordinary expenses, such as litigation or indemnification expenses, (7) charges of custodians, transfer agents and other agents, (8) costs of preparing share certificates (if any), (9) expenses of setting in type and printing prospectuses and supplements thereto, reports and statements to shareholders and proxy materials for existing shareholders, (10) costs of mailing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials to existing shareholders, (11) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations, (12) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof, (13) the cost of investment company literature and other publications provided to the trustees and officers, (14) costs of mailing, stationery and communications equipment, (15) expenses incident to any dividend, withdrawal or redemption options, (16) charges and expenses of any outside pricing service used to value portfolio securities, and (17) interest on borrowings.

     Under the Advisory and Administration Contract, UBS Global AM will not be liable for any error of judgment or mistake of law or for any loss suffered by the fund in connection with the performance of the Advisory and Administration Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of UBS Global AM in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

     The Advisory and Administration Contract is terminable with respect to the fund at any time without penalty by vote of the board or by vote of the holders of a majority of the outstanding voting securities of the fund on 60 days' written notice to UBS Global AM. The Advisory and Administration Contract is also terminable without penalty by UBS Global AM on 60 days' written notice to the fund. The Advisory and Administration Contract terminates automatically upon its assignment.

     At the Trust's board meeting held on July 24, 2002, the board members considered and approved the continuance of the Advisory and Administration Contract with UBS Global AM. Prior to that meeting, the board's Audit and Contract Review Committee (comprised of the Independent Trustees) also had met to review and discuss the investment advisory and administration services provided to the fund over the course of the year by UBS Global AM. In considering the continuance of the Advisory and Administration Contract, the Audit and Contract Review Committee analyzed the nature, quality and scope of such services, the revenues received and expenses incurred (actual and projected) by UBS Global AM in performing the services required under the Advisory and Administration Contract, and the cost allocation methods used in calculating such expenses. The Audit and Contract Review Committee also reviewed UBS Global AM's profitability in managing the fund; the current fees paid by the fund in light of fees paid to other advisors by comparable funds; fees paid to UBS Global AM by other funds it advises; and the ability of UBS Global AM to continue to perform the services contemplated under the Advisory and Administration Contract.

     The Audit and Contract Review Committee also evaluated the performance of the fund in comparison to funds with similar objectives and policies, the relevant investment advisory personnel, compliance with the fund's investment restrictions, tax and reporting requirements and procedures of UBS Global AM with respect to possible conflicts of interest, including UBS Global AM's code of ethics, UBS Global AM's trade allocation procedures for its various investment advisory clients and UBS Global AM's best execution procedures. Based on all of the above, as well as other factors and considerations, the Audit and Contract Review Committee recommended to the full board that the board approve the continuance of the Advisory and Administration Contract.

     The full board reviewed the factors considered by the Audit and Contract Review Committee and also gave substantial consideration to the fees payable under the contract. In this regard, the board evaluated UBS Global AM's profitability with respect to the fund, including consideration of both the actual dollar amount of fees paid by the fund directly to UBS Global AM and so-called "fallout benefits" to UBS Global AM or its affiliates, such as, for example, benefits derived from serving as investment advisor to the fund and the research services available to UBS Global AM by reason of portfolio transactions executed for the fund. Based on these considerations and the overall high-quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of UBS Global AM, the board concluded the fees to be paid to UBS Global AM under the Advisory and Administration Contract were fair and reasonable, and the scope and quality of UBS Global AM's services to the fund were consistent with the fund's operational requirements and sufficient to approve the continuance of the fund's Advisory and Administration Contract between the fund and UBS Global AM.

     Principal Underwriting Arrangements. UBS Global AM acts as the principal underwriter of the fund pursuant to a principal underwriting contract with the Trust ("Principal Underwriting Contract"), which requires UBS Global AM to use its best efforts, consistent with its other business, to sell shares of the fund. Shares of the fund are offered continuously. UBS Global AM enters into dealer agreements with other broker-dealers (affiliated and unaffiliated) and with other institutions to authorize them to sell fund shares.

     UBS Global AM may make payments to affiliated and unaffiliated dealers that engage in selling efforts on behalf of the fund. These payments generally will not exceed the annual rate of 0.04% of the value of fund shares sold as a result of such selling efforts; however, UBS Global AM may pay firms a higher fee on certain very large omnibus accounts, up to the annual rate of 0.05% for a single account with assets of $1 billion or more. These payments are made by UBS Global AM out of its own resources, and the value of a shareholder's investment in the fund will be unaffected by these payments.

     UBS Global AM (not the fund) may pay shareholder servicing fees to entities that make Institutional shares of the fund available to others. The annual rate of these shareholder servicing fees will not exceed 0.05% of the average daily net asset value of Institutional shares held through, or in connection with, the servicing entity and will be paid monthly. UBS Global AM may pay affiliated or unaffiliated dealers a finder's fee at the annual rate of 0.01% where (1) UBS Global AM is paying shareholder servicing fees to a separate entity that makes Institutional shares available to others, and (2) the assets in this type of account reach at least $1.5 billion.

     UBS Global AM is located at 51 West 52nd Street, New York, New York 10019-6114.

     Securities Lending. During the fiscal years ended April 30, 2002, 2001 and 2000, the fund paid no fees to UBS PaineWebber for its services as securities lending agent because the fund did not engage in any securities lending activities.

     Bank Line of Credit. The fund participates with other funds managed, advised or sub-advised by UBS Global AM in a $300 million committed credit facility (the "Facility") with UBS AG, Stamford Branch, to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares at the request of shareholders and other temporary or emergency purposes.

     Under the facility arrangement, the Fund has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Facility. UBS Global AM has agreed to pay the commitment fee on behalf of the fund, which was $67,901 for the period September 10, 2001, through April 30, 2002. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the year ended April 30, 2002, the fund did not borrow under the Facility.

     Financial Intermediaries. Financial intermediaries, such as banks and savings associations, may purchase Financial Intermediary shares for the accounts of their customers. The Trust has adopted a shareholder services plan ("Plan") with respect to Financial Intermediary shares. UBS Global AM implements the Plan on behalf of the Trust by entering into a service agreement with each financial intermediary that purchases Financial Intermediary shares requiring it to provide support services to its customers who are the beneficial owners of Financial Intermediary shares.

     Under the Plan, the fund pays UBS Global AM a monthly fee at the annual rate of 0.25% of the average daily net asset value of the Financial Intermediary shares held by financial intermediaries on behalf of their customers. Under each service agreement, UBS Global AM pays an identical fee to the financial intermediary for providing the support services to its customers specified in the service agreement. These services may include: (i) aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with UBS Global AM; (ii) providing customers with a service that invests the assets of their accounts in Financial Intermediary shares; (iii) processing dividend payments from the Trust on behalf of customers; (iv) providing information periodically to customers showing their positions in Financial Intermediary shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed by the financial intermediary; (vii) providing sub-accounting with respect to Financial Intermediary shares beneficially owned by customers or the information necessary for sub-accounting; (viii) forwarding shareholder communications from the Trust (such as proxies, shareholder reports and dividend, distribution and tax notices) to customers, if required by law; and (ix) such other similar services as the fund may reasonably request from time to time to the extent the financial intermediary is permitted to do so under federal and state statutes, rules and regulations. During the fiscal years ended April 30, 2002 and April 30, 2001, there were no Financial Intermediary shares outstanding. The fund made payments through UBS PaineWebber to financial intermediaries in the amount of $5,518 for its Financial Intermediary shares that were outstanding during the fiscal year ended April 30, 2000 pursuant to a predecessor agreement.

     Under the terms of the service agreements, financial intermediaries are required to provide to their customers a schedule of any additional fees that they may charge customers in connection with their investments in Financial Intermediary shares. Financial Intermediary shares are available for purchase only by financial intermediaries that have entered into service agreements with UBS Global AM in connection with their investment. Financial intermediaries providing services to beneficial owners of Financial Intermediary shares in certain states may be required to be registered as dealers under the laws of those states.

     The Plan requires that UBS Global AM provide to the board at least annually a written report of the amounts expended by UBS Global AM under service agreements with financial intermediaries and the purposes for which such expenditures were made. Each service agreement requires the financial intermediary to cooperate with UBS Global AM in providing information to the board with respect to amounts expended and services provided under the service agreement. The Plan may be terminated at any time, without penalty, by vote of the trustees of the Trust who are not "interested persons" of the Trust as defined in the Investment Company Act and who have no direct or indirect financial interest in the operation of the Plan ("Disinterested Trustees"). Any amendment to the Plan must be approved by the board and any material amendment must be approved by the Disinterested Trustees.

     Should future legislative, judicial or administrative action prohibit or restrict the activities of banks serving as financial intermediaries in connection with the provision of support services to their customers, the Trust and UBS Global AM might be required to alter or discontinue their arrangements with financial intermediaries and change their method of operations with respect to Financial Intermediary shares. It is not anticipated, however, that any change in the Trust's method of operations would affect its net asset values per share or result in a financial loss to any shareholder.

     Conflict of interest restrictions may apply to a financial institution's receipt of compensation from a fund through UBS Global AM under a service agreement resulting from fiduciary funds being invested in Financial Intermediary shares. Before investing fiduciary funds in Financial Intermediary shares, financial intermediaries, including investment advisors and other money managers under the jurisdiction of the SEC, the Department of Labor or state securities or insurance commissions and banks regulated by the Comptroller of the Currency should consult their legal advisors.

                             PORTFOLIO TRANSACTIONS

     The fund purchases portfolio securities from dealers and underwriters as well as from issuers. Securities are usually traded on a net basis with dealers acting as principal for their own accounts without a stated commission. Prices paid to dealers in principal transactions generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. When securities are purchased directly from an issuer, no commissions or discounts are paid. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

     For purchases or sales with broker-dealer firms that act as principal, UBS Global AM seeks best execution. Although UBS Global AM may receive certain research or execution services in connection with these transactions, it will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. UBS Global AM may consider the sale of shares of the fund and of other funds it advises as a factor in the selection of brokers or dealers to effect transactions for the fund, subject to UBS Global AM's duty to seek best execution. UBS Global AM may engage in agency transactions in over-the-counter securities in return for research and execution services. These transactions are entered into only pursuant to procedures that are designed to ensure that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

     Research services and information received from brokers or dealers are supplemental to UBS Global AM's own research efforts and, when utilized, are subject to internal analysis before being incorporated into their investment processes. Information and research services furnished by brokers or dealers through which or with which the fund effects securities transactions may be used by UBS Global AM in advising other funds or accounts and, conversely, research services furnished to UBS Global AM by brokers or dealers in connection with other funds or accounts that it advises may be used in advising the fund.

     During the fiscal years ended April 30, 2002, 2001 and 2000, the fund paid no brokerage commissions. Therefore, the fund has not allocated any brokerage transactions for research, analysis, advice and similar services.

     Investment decisions for the fund and for other investment accounts managed by UBS Global AM are made independently of one another in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the fund and such other account(s) as to amount in a manner deemed equitable to the fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the fund.

     As of April 30, 2002, the fund owned securities issued by the following companies which are regular broker-dealers for the fund's portfolio securities:

Issuer                                             Type of Security                 Value
------                                             ----------------                 -----
   Bank of America N.A.                   Domestic Master Note                 $100,000,000
   Bear Stearns Cos., Inc.                Domestic Master Note                  150,000,000
   Merrill Lynch & Co., Inc.              Short-Term Corporate Obligations       35,000,000
   Morgan (J.P.) Chase & Co., Inc.        Domestic Master Note                  100,000,000
   Morgan Stanley Dean Witter & Co.       Domestic Master Note                  150,000,000
   Salomon Smith Barney Holdings Inc.     Commercial Paper                      199,591,917

                  ADDITIONAL INFORMATION REGARDING REDEMPTIONS;
                             FINANCIAL INSTITUTIONS

     Additional Redemption Information. The fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange ("NYSE") is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the fund's portfolio at the time; although the fund attempts to maintain a constant net asset value of $1.00 per share.

     If conditions exist that make cash payments undesirable, the fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the fund and valued in the same way as they would be valued for purposes of computing the fund's net asset value. If payment is made in securities, the shareholder may incur expenses in converting these securities into cash.

     Financial Institutions. The fund may authorize financial institutions and their agents to accept on the fund's behalf purchase and redemption orders that are in "good form" in accordance with the policies of those institutions. The fund will be deemed to have received these purchase and redemption orders when such an institution or its agent accepts them. Like all customer orders, these orders will be priced based on the fund's net asset value next computed after receipt of the order by the financial institutions or their agents.

                               VALUATION OF SHARES

     The fund uses its best efforts to maintain its net asset value at $1.00 per share. The fund's net asset value per share is typically determined by its custodian, State Street Bank and Trust Company ("State Street"), as of noon, Eastern time, 2:30 p.m., Eastern time and again at 5:00 p.m. Eastern time, on each Business Day. As defined in the Prospectus, "Business Day" means any day on which State Street, the fund's transfer agent (PFPC Inc.) and UBS Global AM are all open for business. One or more of these institutions will be closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

     The fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 ("Rule") under the Investment Company Act. To use amortized cost to value its portfolio securities, the fund must adhere to certain conditions under the Rule relating to its investments, some of which are discussed in this SAI. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account, and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. If a large number of redemptions take place at a time when interest rates have increased, the fund might have to sell portfolio securities prior to maturity and at a price that might not be desirable.

     The board has established procedures ("Procedures") for the purpose of maintaining a constant net asset value of $1.00 per share, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. If that deviation exceeds 1/2 of 1% for the fund, the board will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will not purchase any instrument having, or deemed to have, a remaining maturity of more than 397 days, will limit portfolio investments, including repurchase agreements, to those U.S. dollar denominated instruments that are of high quality under the Rule and that UBS Global AM, acting pursuant to the Procedures, determines present minimal credit risks, and will comply with certain reporting and recordkeeping procedures. There is no assurance that constant net asset value per share will be maintained. If amortized cost ceases to represent fair value per share, the board will take appropriate action.

     In determining the approximate market value of portfolio investments, the fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of the board.

                             PERFORMANCE INFORMATION

     The fund's performance data quoted in advertising and other promotional materials ("Performance Advertisements") represent past performance and are not intended to indicate future performance. The investment return will fluctuate.

     Total Return Calculations. Average annual total return quotes ("Standardized Return") used in the fund's Performance Advertisements are calculated according to the following formula:

                n
        P(1 + T)  = ERV
    where:       P= a hypothetical initial payment of $1,000 to purchase shares of a specified class
                 T= average annual total return of shares of that class
                 n= number of years
               ERV= ending redeemable value of a hypothetical $1,000 payment at the beginning of that period.

     Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. All dividends are assumed to have been reinvested at net asset value.

     The fund may also advertise other performance data, which may consist of the annual or cumulative return (including net short-term capital gain, if any) earned on a hypothetical investment in the fund since it began operations or for shorter periods. This return data may or may not assume reinvestment of dividends (compounding).

     The following table shows performance information for the fund's shares outstanding for the period indicated. Any returns for periods of more than one year are expressed as an average annual return.

                                                    Institutional
                                                       Shares
                                                   --------------
   Year ended April 30, 2002
     Standardized Return ........................        2.96%
   Inception (August 10, 1998) to April 30, 2002
     Standardized Return ........................        5.02%

     The fund had Financial Intermediary shares outstanding only during the periods December 29, 1998 to February 9, 1999 and November 4, 1999 to March 6, 2000. Accordingly, no performance information is provided for Financial Intermediary shares.

     Calculation of Yield. The fund computes its 7-day current yield and its 7-day effective yield quotations for each class of shares using standardized methods required by the SEC. The fund from time to time advertises for each class of shares (1) its current yield based on a recently ended seven-day period, computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from that shareholder account, dividing the difference by the value of the account at the beginning of the base period to obtain the base period return and then multiplying the base period return by (365/7), with the resulting yield figure carried to at least the nearest hundredth of one percent; and (2) its effective yield based on the same seven-day period by compounding the base period return by adding 1, raising the sum to a power equal to (365/7) and subtracting 1 from the result, according to the following formula:

                                                         365/7
              EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)     ] - 1

     Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yield of the fund fluctuates, it is not the same as yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, the average maturity of the portfolio securities and whether there are any special account charges that may reduce the yield.

     For the seven-day period ended April 30, 2002, the yield and effective yield of the fund's Institutional shares was 1.86% and 1.87%, respectively. The fund had no Financial Intermediary shares outstanding during the fiscal year ended April 30, 2002. Accordingly, no yield information is provided for Financial Intermediary shares. The fund may also advertise non-standardized yields calculated in a manner similar to that described above, but for different time periods (e.g., one-day yield, 30-day yield).

     Other Information. The fund's performance data quoted in Performance Advertisements represent past performance and are not intended to predict or indicate future results. The return on an investment in the fund will fluctuate. In Performance Advertisements, the fund may compare its yield with data published by Lipper Analytical Services, Inc. for money funds ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), iMoneyNet, Inc. ("iMoneyNet"), Wiesenberger Investment Companies Service ("Wiesenberger") or Investment Company Data Inc. ("ICD"), or with the performance of recognized stock and other indices and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, iMoneyNet, Wiesenberger or ICD. Performance Advertisements also may refer to discussions of the fund and comparative mutual fund data and ratings reported in independent periodicals. Comparisons in Performance Advertisements may be in graphic form. The fund may also compare its performance with the performance of bank certificates of deposit ("CDs") as measured by the CDA Certificate of Deposit Index and the Bank Rate Monitor National Index and the average of yields of CDs of major banks published by Banxquotes[RegTM] Money Markets.

                                      TAXES

     Backup Withholding. The fund is required to withhold up to 30% of all dividends and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the fund or UBS Global AM or the applicable dealer with a correct taxpayer identification number or who otherwise are subject to backup withholding.

     Qualification as a Regulated Investment Company. The fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code. To so qualify, the fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain, if any, determined without regard to any deduction for dividends paid) and must meet several additional requirements. Among these requirements are the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities and certain other income; (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

     By qualifying for treatment as a RIC, the fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income that it distributes to shareholders. If the fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and
(2) the shareholders would treat all those distributions as dividends (that is, ordinary income) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

                                OTHER INFORMATION

     Delaware Business Trust. Although Delaware law statutorily limits the potential liabilities of a Delaware business trust's shareholders to the same extent as it limits the potential liabilities of a Delaware corporation, shareholders of the fund could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or fund. However, the Trust Instrument of the Trust disclaims shareholder liability for acts or obligations of the Trust or its series (the fund). The Trust Instrument provides for indemnification from the fund's property for all losses and expenses of any fund shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which UBS Global AM believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of the fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The trustees intend to conduct the operations of the fund in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the fund.

     Classes of Shares. A share of each class of the fund represents an interest in the fund's investment portfolio and has similar rights, privileges and preferences. Each share has equal voting, dividend and liquidation rights, except that beneficial owners of Financial Intermediary shares receive certain services directly from financial intermediaries and bear the related service costs.

     Voting Rights. Shareholders of the fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the Trust may elect all its board members. The shares of the fund will be voted together, except that only the shareholders of a particular class of the fund may vote on matters affecting only that class. Financial intermediaries holding shares for their own accounts must undertake to vote the shares in the same proportion as the vote of shares held for their customers.

     The Trust does not hold annual meetings. There normally will be no meetings of shareholders to elect trustees unless fewer than a majority of the trustees holding office have been elected by the shareholders. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a trustee by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a trustee at the written request of holders of record of at least 10% of the outstanding shares of the Trust.

     Prior Names. Prior to April 8, 2002, the Trust was known as Brinson Money Series, and the fund's name was Brinson Select Money Market Fund. Prior to May 9, 2001, the Trust was known as "Mitchell Hutchins LIR Money Series" and the fund's name was "Mitchell Hutchins LIR Select Money Fund." Prior to July 28, 1999, the Trust was known as "Mitchell Hutchins Institutional Series."

     Custodian; Transfer and Dividend Agent. State Street Bank and Trust Company, located at 1776 Heritage Drive, North Quincy, Massachusetts 02171, is custodian of the fund's assets. PFPC, a subsidiary of PNC Bank, N.A., located at 400 Bellevue Parkway, Wilmington, DE 19809, serves as the fund's transfer and dividend disbursing agent.

     Counsel. The law firm of Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006-2401, serves as counsel to the fund. Dechert also has acted as counsel to UBS Global AM in connection with other matters. Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, serves as independent counsel to the Independent Trustees.

     Auditors. Ernst & Young LLP, 5 Times Square, New York, New York 10036, serves as independent auditors for the fund.

                              FINANCIAL STATEMENTS

     The fund's Annual Report to Shareholders for its fiscal year ended April 30, 2002 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of Ernst & Young LLP appearing therein are incorporated herein by this reference.

You should rely only on the information contained or referred to in the Prospectus and this Statement of Additional Information. The fund and its principal underwriter have not authorized anyone to provide you with information that is different. The Prospectus and this Statement of Additional Information are not an offer to sell shares of the fund in any jurisdiction where the fund or its principal underwriter may not lawfully sell those shares.


                            ------------------------


(C) 2002 UBS Global Asset Management (US) Inc. All rights reserved.



                                                                      UBS Select
                                                              Money Market Fund


                                            ------------------------------------

                                             Statement of Additional Information

                                                                 August 30, 2002

                                            ------------------------------------